UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)          MAY 17, 2005
                                                 ------------------------------

                             CHAAS ACQUISITIONS, LLC
             (Exact Name of Registrant as Specified in its Charter)

         DELAWARE                      333-106356             41-2107245
State or Other Jurisdiction    (Commission File Number)    (I.R.S. Employer
     of Organization)                                      Identification No.)

                           12900 HALL ROAD, SUITE 200
                        STERLING HEIGHTS, MICHIGAN 48313

                         (Address of Principal Executive
                          Offices, including Zip Code)

                                 (586) 997-2900

                         (Registrant's telephone number,
                              including area code)

                                       N/A
  ----------------------------------------------------------------------------
          (Former name or former address, if changed since last report)


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ITEM 1.01.     ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

               On May 17, 2005, Brink International B.V. ("Brink") an indirect subsidiary of Chaas Acquisition, LLC (the "Company") entered into a Management Option Subscription Agreement (the "Subscription Agreement") and an Option Repurchase Agreement (the "Repurchase Agreement") with Gerrit de Graaf, the Managing Director of Brink's operations. Under the Subscription Agreement, Brink granted Mr. de Graaf options ("Options") to acquire 7,254 ordinary shares of Brink for an aggregate purchase price of Euro 72.54. A copy of the Subscription Agreement is attached hereto as Exhibit 10.1 and its terms and conditions are incorporated by reference herein.

               Under the terms of the Repurchase Agreement half of the Options will be converted from Type 1 Restricted Options to Type 2 Restricted Options, as such terms are defined in the Repurchase Agreement, in three equal installments on December 31, 2005, 2006 and 2007. The other half of the Options may be converted from Type 1 Restricted Options to Type 2 Restricted Options if AAS Acquisitions, LLC, the parent company of Brink achieves certain performance targets, in three equal installments on December 31, 2005, 2006 and 2007. The Repurchase Agreement gives Brink the option to repurchase the Options from Mr. de Graaf in certain circumstances including termination of employment and certain change of control events, as such terms are defined in the Repurchase Agreement. The Options are not exercisable except in connection with a change in control transaction. A copy of the Repurchase Agreement is attached hereto as
Exhibit 10.2 and its terms and conditions are incorporated by reference herein.

               On May 17, 2005, the Company and its affiliates, including
Brink, entered into a Consent and Fifth Amendment to Amended and Restated Credit Agreement (the "Fifth Amendment") with General Electric Capital Corporation (as a lender and as agent for lenders) and the lenders named therein. Under the Fifth Amendment, the agent and the lenders consented to the issuance of the Options to Mr. de Graaf in accordance with the Subscription Agreement and Repurchase Agreement. A copy of the Fifth Amendment is attached hereto as
Exhibit 10.3 and its terms and conditions are incorporated by reference hereto.


EXHIBIT 9.01.  FINANCIAL STATEMENTS AND EXHIBITS

(c)      Exhibits.
         EXHIBIT NO.      DESCRIPTION
         10.1             Management Option Subscription Agreement between
                          Brink International B.V. and Gerrit de Graaf dated
                          May 17, 2005.

         10.2 Option Repurchase Agreement between Brink International B.V. and Gerrit de Graaf dated May 17, 2005.

         10.3 Consent and Fifth Amendment to Amended and Restated Credit Agreement among SportRack, LLC, Valley

                          Industries, LLC, Brink International B.V., as Borrowers, other credit parties therein, General Electric Capital Corporation, as Agent and a Lender, PB Capital Corporation, as a Lender and Commercial Bank as a Lender, dated May 17, 2005.

                                   SIGNATURES

               Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         CHAAS ACQUISITIONS, LLC
                                         (Registrant)

Date:    May 20, 2005              By:    /s/ Ronald Gardhouse
                                         -------------------------------------
                                         Ronald Gardhouse
                                         Executive Vice President,
                                         Chief Financial Officer and Controller